UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 22, 2018

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization) 3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.) 77098 (Zip Code)
Registrant’s Telephone Number, including area code: (713) 877-1311
                                      Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

            On April 22, 2018, Contango ORE, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), entered into an Amendment No. 5 (the “Amendment”) to the Company’s Rights Agreement, dated as of December 20, 2012, by and between the Company and the Rights Agent (as amended to date, the “Rights Agreement”).  The Amendment, among other things, amends the Rights Agreement to (i) extend the term of the Rights Agreement for one year until December 19, 2019; and (ii) decrease the stock ownership threshold at which the rights become exercisable from twenty-three percent (23%) to fifteen percent (15%), the original percentage when the Rights Agreement was adopted in 2012.  The Amendment also provides for certain other conforming and technical amendments to the terms and provisions of the Rights Agreement.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 4.1 hereto.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto is incorporated by reference into this Item 3.03.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on April 23, 2018 that reported entry into the Amendment and the filing of a Schedule 13D by Royal Gold, Inc. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Amendment No. 5 to Rights Agreement, dated as of April 22, 2018, between Contango ORE, Inc. and Computershare Trust Company, N.A., as Rights Agent.
99.1	Press Release dated April 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Leah Gaines
Leah Gaines
Vice President and Chief Financial Officer

Dated: April 25, 2018